UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2026

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events

Amendment to Sales Agreement for ATM Program

On February 20, 2026, UDR, Inc., a Maryland corporation (the “Company”), entered into an amendment to the ATM Sales Agreement, dated July 29, 2021, as amended by that certain Amendment No. 1 to ATM Sales Agreement, dated February 14, 2023 (collectively, the “Sales Agreement”), for the offering, from time to time, of the Company’s common stock (the “Common Stock”). The purpose of the amendment to the Sales Agreement was, among other things, to revise the definition of “Agents” and “Forward Purchasers” under the Sales Agreement and to reference the Company’s shelf registration statement on Form S-3 (File No. 333-293550) that was filed with the Securities and Exchange Commission on February 18, 2026 (the “Registration Statement”).

A copy of the amendment to the Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the amendment to the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the amendment to the Sales Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference. A copy of the opinion of Goodwin Procter LLP with respect to the validity of the shares of Common Stock that may be offered and sold pursuant to the Sales Agreement, as amended, is filed herewith as Exhibit 5.1.

Amendment to Distribution Agreement for MTN Program

On February 20, 2026, the Company and United Dominion Realty, L.P., a Delaware limited partnership, entered into an amendment to the Third Amended and Restated Distribution Agreement, dated September 1, 2011, as amended on July 29, 2014, April 27, 2017, May 7, 2020 and February 14, 2023 (the “Distribution Agreement”), for the offering, from time to time, of the Company’s medium term notes. The purpose of the amendment to the Distribution Agreement was, among other things, to reference the Registration Statement.

A copy of the amendment to the Distribution Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K. The description of the amendment to the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the amendment to the Distribution Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No.	Description
1.1	Amendment No. 2, dated February 20, 2026, to the ATM Sales Agreement, dated July 29, 2021, and as amended February 14, 2023.
1.2

Amendment No. 5, dated February 20, 2026, to the Third Amended and Restated Distribution Agreement, dated September 1, 2011 and as amended July 29, 2014, April 27, 2017, May 7, 2020 and February 14, 2023.

5.1	Opinion of Goodwin Procter LLP
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

February 20, 2026	By:	/s/ David D. Bragg
David D. Bragg
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)